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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 25, 2004


                          McDERMOTT INTERNATIONAL, INC.
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             (Exact name of registrant as specified in its charter)


    REPUBLIC OF PANAMA                001-08430                  72-0593134
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(State or other jurisdiction         (Commission)              (IRS Employer
     of incorporation)                 File No.)             Identification No.)


1450 Poydras Street, New Orleans, Louisiana                      70112-6050
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 (Address of principal executive offices)                         (Zip Code)


Registrant's Telephone Number, including Area Code:  (504) 587-5400

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Item 5. Other Events

On March 25, 2004, Moody's Investors Service downgraded the ratings of J. Ray McDermott, S.A. ("JRM") to Caa1 from B3. McDermott Inc.'s ("MI") B3 senior unsecured rating and parent company McDermott International, Inc.'s ("MII")
(P)Caa1/(P)Caa3/(P)Ca senior unsecured/subordinated/preferred stock shelf ratings were not affected by the downgrade. The outlook for all the above ratings remains negative. Moody's announced the downgrade in a release issued on March 25, 2004. A copy of that release is furnished as Exhibit 99.1 to this report and is incorporated by reference herein.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     McDERMOTT INTERNATIONAL INC.


                                     By: /s/Thomas A. Henzler
                                         ---------------------------------------
                                         Thomas A. Henzler
                                         Vice President and Corporate Controller

March 25, 2004


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                                INDEX TO EXHIBITS

Exhibit
Number                              Description
-------        ------------------------------------------------------
99.1           Moody's Investors Service release dated March 25, 2004


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